Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Mike Winston, Interim Chief Executive Officer of Jet.AI Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	The Quarterly Report on Form 10-Q of Jet.AI Inc. for the period ended March 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Dated: May 15, 2025

/s/ Mike Winston
Mike Winston
Interim Chief Executive Officer
(Principal Executive Officer)